The Torray Fund

-------------------------------------------------------------------------------

Letter to Shareholders

August 1, 2001

-------------------------------------------------------------------------------

Dear Fellow Shareholders:

   We are pleased to have this chance to discuss your investment with you. This is our 21st shareholder letter and in light of current circumstances we consider it one of the most important. We hope you read it closely and that you find it helpful and interesting.

   Stock prices continued to decline during the first half of 2001. The S&P 500 Index dropped 6.7%, bringing its loss over the last 12 months to nearly 15%. By contrast, our Fund fell 1.3% through June, but is on the plus side by 3.2% for the preceding 12 months. More importantly, though, The Torray Fund, since its inception 10 1/2 years ago, has returned 17.4% compounded annually. This result exceeded our objective and also outdistanced the overall stock market and the vast majority of equity mutual funds. We want you to know that our confidence and enthusiasm are undiminished by current uncertainties and the sagging stock market. In fact, we view the present situation as an oppor-tunity. While the market as a whole is not cheap, there are more solid compa-nies available at a fair price today than there have been for the last several years. We've been investing in some of them with the conviction they will be worth more -- not in the next quarter or year -- but five or ten years from now.

   Just when the market will resume its uptrend is unpredictable. At this point, it is restrained by a weak economy, declining earnings and fallout from the collapsed speculative bubble of the late 1990's. We believe the economy would not have been as strong during those boom years absent the bull market's wealth effect and the enormous surge in capital spending on tech, telecom and dot-com ventures. By the same token it would not be as weak today. Investors are paying a very high price for the excesses of that period. A brief look back will provide insight into what's happening now. With the benefit of hind-sight it's easy to see that the "new economy" so many extolled a few years ago was nothing more than a stock market phenomenon. The investing public and a herd of "experts" in the financial industry seemed to be suffering mass hallu-cinations of a new paradigm in which earnings no longer mattered. Indeed, com-panies with the most nonsensical business platforms and greatest losses often carried the loftiest valuations. As stocks spiraled ever higher, demand for them only increased. It seemed everyone was making tons of money just playing the market. Apparently it never occurred to the participants in this risky game that it was not the "new economy" but rather their own money channeled into narrow sectors of the market that was powering the rise. (The mechanics are similar to those at work in a Ponzi scheme where unwitting victims escape with a "profit" only when others take their place.)

The Torray Fund

-------------------------------------------------------------------------------

Letter to Shareholders

August 1, 2001

-------------------------------------------------------------------------------

   A collateral effect of the market's swelling capitalization was that ever-larger sums of money were needed to perpetuate the advance. Meanwhile, Wall Street investment banks were printing shares at a record pace to satisfy the public's demand for hot new issues. This soaked up even more cash. Mutual funds appear to have gotten the lion's share of the best deals which they later unloaded, some at 5 to 10 times what had been paid for them. Ironically, it seems likely that at least a few unlucky shareholders in these funds, while day trading their own accounts, bought the very shares their funds were sell-ing, and were then hit with taxable distributions at year end. The whole scene was crazy; it was also unsustainable. About 16 months ago, with the most popu-lar stocks at stupefying heights, the music stopped. There simply wasn't enough liquidity in the system to propel the bloated market higher. And, as always happens in these situations, there were no longer new investors waiting in the wings to perpetuate the mania: everyone with resources and the inclina-tion was already in the market and most were probably tapped out. Margin debt at New York Stock Exchange firms reached a record $280 billion in March 2000 and untold billions more had been borrowed from commercial banks. Coinciden-tally, this was about the time that the Nasdaq peaked at 5,048. Little more than a year later, it closed at 1,640, down nearly 70%. $4.3 trillion had evaporated. During the same period, The Torray Fund lost less than 1%.

   In addition to the market's disintegrating internal dynamics, the tech, telecom and dot-com sectors, ground zero for the most aggressive investors and the heaviest concentrations of capital, were on the verge of a startling re-versal. Nearly all of the dot-coms were hemorrhaging money and many were cer-tain to go under unless already-burned shareholders pumped more cash into them. No one was interested. The stocks collapsed, and countless companies filed bankruptcy. To date, more than 500 dot-coms have failed. In the tech/telecom area, staggering sums had been borrowed to finance capital expen-ditures and acquisitions. The huge investments in fiberoptic cable and other equipment created massive overcapacity and, given the fast-changing technolo-gy, much of this gear was facing early obsolescence. These and related prob-lems pummeled earnings and share prices. Today, an average of the stocks in the three sectors is probably down 75%, proving once again that speculation can move markets for a while, but earnings alone dictate their ultimate direc-tion.

   This brings us to the present. As a direct consequence of the reckless mis-takes made during the late 90's, investors are now faced with paper losses for the first time in nearly a decade. Some have been hurt very badly. In re-sponse, a lot of people looking for a quick fix are trading around in the mar-ket and switching funds even though history shows these strategies inevitably produce disastrous results. This point cannot be overstated as the following perspectives illustrate.

The Torray Fund

-------------------------------------------------------------------------------

Letter to Shareholders

August 1, 2001

-------------------------------------------------------------------------------

   The Torray Fund's 1994 Annual Report analyzed the fluctuation of returns on the S&P 500 Index for the 10 years 1983 through 1992. Our purpose was to prove what we already knew: the odds against keeping up with the market, much less beating it by trading in and out, whether based on hunches, the forecasts of "experts," technical analysis, reading tea leaves or anything else, are over-whelming. We discovered they're worse than we expected -- about 66 to 1. Spe-cifically, during that decade the exchanges were open 2,526 days. The S&P 500, with dividends reinvested, earned an unusually high compound rate of 16.2% per year. However, excluding the 10 days on which the market advanced the most, the return was 11.6%. If you weren't around for the next best 20 or 30 days you made 8.6% and 6% respectively; and without the 40 best days, only 3.6%. Put another way, about 80% of the market's annual return -- 90% after com-pounding -- was recorded on just 1 1/2% of the days the exchanges were open. Longer-term studies of common stock returns reveal similar patterns. We are indebted to Fremont Investment Advisors of San Francisco, California, for sharing with us their analysis of the S&P 500's performance for the 5 years January 1, 1996 -- December 31, 2000. It shows that 97% of the Index's return occurred on just 15 trading days, confirming in spades what we learned from our look at the earlier period. These numbers should dispel forever any notion that investors can profit from timing the market's short-term gyrations. To make the case differently, imagine two investments offering identical re-turns -- one guaranteed, the other contingent on guessing the right number from a field of 66; if you guess wrong, 90% of the payoff goes out the window. Clearly, any rational person would opt for the guarantee. Yet, when it comes to investing, many people persist in bucking the odds.

   A similar reality undermines the finances of those that trade mutual funds. Consider these statistics: there are now 7000 domestic equity funds. The bulk of their combined assets is concentrated in about 1000 stocks, a situation we likened some years ago to 350 poker players battling it out with one deck of cards. Fund managers are buying and selling these stocks at a rate that turns over about 94% of the average portfolio every year. At the same time, share-holders are switching more than 40% of the industry's assets from fund to fund annually. The infinite combination of potential outcomes from this blizzard of activity ensures that investors caught in the process will achieve random re-sults before fees, commissions and taxes. Counting those expenses, they're certain to end up big losers. Confirmation appeared in our mid-year 1999 re-port that recounted the results of a six-year fund-picking contest sponsored by The New York Times. (The competition was suspended that year, most likely due to the disappointing performance of the participants.) The contestants were five nationally recognized investment advisors who probably know as much about mutual funds as anyone. Their charge was to assemble

The Torray Fund

-------------------------------------------------------------------------------

Letter to Shareholders

August 1, 2001

-------------------------------------------------------------------------------
portfolios of funds -- most chose between 5 and 10 -- for a hypothetical in-vestment account with a 20-year time horizon. Any fund open to new investors was okay, and money could be shifted from fund to fund quarterly. As it turned out, there was a lot of shifting over the years, and it proved very costly: results of the group -- overstated because they did not include fees to the advisors, sales charges, transaction costs and taxes -- came in at 132%. The S&P 500, during the same period, made 250%. The best and worst records trailed the market by 92 and 153 percentage points respectively. And this took only six years. Imagine the spread after two decades. As we said at the time, if "experts" can't beat this game, who can? The message is clear and indisput-able: trading stocks and mutual funds will ruin your financial health.

   So, what should investors be doing? The best approach for those not in a position to manage their own assets is to invest in a few mutual funds that buy and hold quality, growing businesses for the long term, tuck them away and forget everything else. As the portfolio companies prosper, their stocks will gradually rise, in turn increasing the value of the stockholders' investment. This strategy eliminates wasteful expenses and any reliance on guesswork and getting lucky -- which history shows you won't anyway. It also reflects the immutable truth that no portfolio of stocks, regardless of how astutely se-lected or cleverly traded, can ever over time outperform the fundamentals of the businesses it owns. Evidence that long-term investing outruns alternative approaches can be found not only in The Torray Fund's record, but also in the history of our affiliate, Robert E. Torray & Co. This entity has managed large separate accounts for Fortune 100 companies, unions, foundations, endowments and state and municipal governments for the last 28 1/2 years. A composite of all of its client portfolios covering that period has returned 14.6% annually after fees. By comparison, a hypothetical S&P 500 Index fund made 12.2% and an average of all stock mutual funds, 11%. On a cumulative basis, $10,000 in-vested with Robert E. Torray & Co. became $487,000; in an index fund, $266,000, and in stock funds, $196,000.

   For reasons related to commissions, underwriting and other fees, much of what we have just said is not popular on Wall Street where keeping the public in motion is a high priority. To that end, the financial establishment clouds reality in a disorienting mist of economic forecasts, earnings and interest rate projections, colorful asset allocation pie charts and relative perfor-mance statistics. These "tools," as they're often called, are supposed to en-sure that investors always end up in the right place at the right time. (Of course, this has never happened, and it never will, as the record proves. Be-sides, if anyone knew the answer to the "place" and "time" riddle of invest-ing, you can be sure they wouldn't be selling it.) In practice, the "tools" only cause wasteful thrashing around in the markets and serious errors in tim-ing. Thus, when the economic situation appeared so promising a few years ago, but in fact was being undermined by wasteful capital

The Torray Fund

--------------------------------------------------------------------------------

Letter to Shareholders

August 1, 2001

--------------------------------------------------------------------------------
spending, reckless borrowing and stock market speculation, the public was gulled into believing things would only get better. (The media played no small role in this perception.) Investors reacted by taking ill-timed plunges into the market's riskiest sectors. Today, by contrast, with stock prices off 25% from their peak and the economy suffering its worst slowdown since 1993, the mood is somber and investors are wary, even though the bubble has burst and most of the damage has probably been done. In the latter regard, it's wise to keep in mind that the U.S. economy is renowned for taking unexpected twists and turns, often within a few months of the time financial experts and the public are convinced things will never change. Even though the current slowdown may persist, or deepen for a while, you can be sure the economy will eventually re-sume its historic uptrend and that stocks will follow suit. (We think investors betting otherwise will regret it.) Meanwhile, those in the accumulating phase of life can greatly enhance their long-term results by regularly investing throughout this period of uncertainty. Dollar cost averaging is a foolproof strategy to smooth out the market's ups and downs and to ensure that you fully benefit from the growth of America's world-class economy. A decade from now today's problems will have been long forgotten, and those who've stayed the course will be far better off financially.

   In closing, we want to express our deep appreciation to the Trustees and our outstanding staff of professionals. We also want to let you know that Dr. Fred-erick Amling, our long-time friend, and Trustee for more than 10 years, elected to retire from The Torray Fund Board at the close of the March quarter. Dr. Amling's contributions have been many over the years. We will miss his advice, perspectives, and good-natured sense of humor.

   Thank you for your continued confidence in our management of your money. We wish you well.

      Sincerely,
      /s/ Robert E. Torray                  /s/ Douglas C. Eby
      Robert E. Torray                      Douglas C. Eby

The Torray Fund

--------------------------------------------------------------------------------

PERFORMANCE DATA

As of June 30, 2001 (unaudited)

--------------------------------------------------------------------------------
   Total Rates of Return on an Investment in The Torray Fund vs. the S&P 500

                    For the calendar years or period ended:

                  1991   1992   1993  1994   1995   1996   1997   1998   1999   2000  6/30/01
                 ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ -------
The Torray Fund  19.98% 21.04%  6.37% 2.41% 50.41% 29.09% 37.12%  8.20% 24.01% -3.38% -1.26%
S&P 500          30.48%  7.66% 10.09% 1.30% 37.54% 22.98% 33.36% 28.58% 21.04% -9.10% -6.69%




                                  [GRAPH HERE]

      Cumulative Returns for the ten and a half years ended June 30, 2001

                  The Torray Fund  439.15%
                  S&P 500          366.03%

The Torray Fund

--------------------------------------------------------------------------------

PERFORMANCE DATA

As of June 30, 2001 (unaudited)

--------------------------------------------------------------------------------

Change in Value of $10,000 Invested on December 31, 1990 (commencement of operations) to:

                 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 6/30/01
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------
The Torray Fund  $11,999  $14,523  $15,448  $15,821  $23,796  $30,719  $42,122  $45,576  $56,519  $54,609  $53,921
S&P 500          $13,048  $14,047  $15,465  $15,666  $21,547  $26,499  $35,339  $45,438  $54,998  $49,993  $46,648




                                  [GRAPH HERE]

                          AVERAGE ANNUAL TOTAL RETURNS

                       (for periods ended June 30, 2001)

                                                           Since
                         1 Year  3 Years 5 Years 10 Years Inception
                         ------- ------- ------- -------- ---------
        The Torray Fund    3.21%  4.14%  15.89%   16.95%   17.40%
        S&P 500          -14.82%  3.89%  14.47%   15.09%   15.79%

The Torray Fund

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

As of June 30, 2001 (unaudited)

--------------------------------------------------------------------------------

            Shares                                         Market Value
           ---------                                       -------------
 COMMON STOCK 99.36%


      14.95% FINANCIAL SERVICES
           2,540,050 J.P. Morgan Chase & Co.               $ 113,286,230
           1,500,000 Franklin Resources, Inc.                 68,655,000
             252,205 Markel Corporation*                      49,558,282
             508,157 Citigroup Inc.                           26,851,016
                                                           -------------
                                                             258,350,528
      13.50% MEDIA & ENTERTAINMENT
           1,289,800 Clear Channel Communications, Inc.*      80,870,460
           1,979,800 Tribune Company                          79,211,798
           1,300,000 The Walt Disney Company                  37,557,000
             542,700 Gannett Co., Inc.                        35,763,930
                                                           -------------
                                                             233,403,188
      12.93% COMMUNICATION SERVICES
           5,508,000 Hughes Electronics Corporation*         111,537,000
           3,320,000 AT&T Corporation                         73,040,000
           1,000,000 PanAmSat Corporation*                    38,880,000
                                                           -------------
                                                             223,457,000
      11.87% HEALTHCARE
           1,747,100 Abbott Laboratories                      83,878,271
           3,000,000 Boston Scientific Corporation*           51,000,000
             838,300 Bristol-Myers Squibb Company             43,843,090
             527,400 Johnson & Johnson                        26,370,000
                                                           -------------
                                                             205,091,361
      7.93% AEROSPACE/DEFENSE/ELECTRONICS
           2,800,000 Raytheon Company                         74,340,000
             805,000 General Dynamics Corporation             62,637,050
                                                           -------------
                                                             136,977,050

The Torray Fund

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

As of June 30, 2001 (unaudited)

--------------------------------------------------------------------------------

            Shares                                              Market Value
           ---------                                            -------------
      6.41% INDUSTRIAL MACHINERY
           1,748,900 Illinois Tool Works Inc.                   $ 110,705,370

      6.40% CONSUMER PRODUCTS
             820,000 Kimberly-Clark Corporation                    45,838,000
             561,100 The Procter & Gamble Company                  35,798,180
           1,000,000 The Gillette Company                          28,990,000
                                                                -------------
                                                                  110,626,180
      6.01% BANKING
           1,011,000 Bank of America Corporation                   60,690,330
           1,206,800 Bank One Corporation                          43,203,440
                                                                -------------
                                                                  103,893,770
      3.82% COMPUTER SYSTEMS & INTEGRATION
           2,675,600 Compaq Computer Corporation                   41,445,044
             216,900 IBM Corporation                               24,509,700
                                                                -------------
                                                                   65,954,744
      3.31% ADVERTISING
           1,948,800 The Interpublic Group of Companies, Inc.      57,197,280

      3.10% TRAVEL & LEISURE
           1,747,500 Carnival Corporation                          53,648,250

      2.75% ELECTRONIC INSTRUMENTS
           1,462,600 Agilent Technologies, Inc.*                   47,534,500

      2.18% AUTO PARTS & EQUIPMENT
           1,000,000 Dana Corporation                              23,340,000
             290,000 BorgWarner, Inc.                              14,389,800
                                                                -------------
                                                                   37,729,800
      1.67% AUTOS
           1,175,800 Ford Motor Company                            28,865,890

The Torray Fund

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

As of June 30, 2001 (unaudited)

--------------------------------------------------------------------------------

            Shares                                     Market Value
           ---------                                  --------------
      1.40% ELECTRICAL EQUIPMENT
             401,000 Emerson Electric Co.             $   24,260,500

      1.13% REAL ESTATE
             640,200 CarrAmerica Realty Corporation       19,526,100
                                                      --------------

 TOTAL COMMON STOCK 99.36%                             1,717,221,511
  (cost $1,541,165,629)

 SHORT TERM INVESTMENTS 0.59%
                     PNC Bank Money Market Account        10,177,727
                                                      --------------
 TOTAL PORTFOLIO SECURITIES 99.95%                     1,727,399,238
  (amortized cost $1,551,343,356)

 OTHER ASSETS LESS LIABILITIES 0.05%                         878,183
                                                      --------------

 NET ASSETS 100.00%                                   $1,728,277,421
                                                      ==============

TOP 10 HOLDINGS
    1. J.P. Morgan Chase & Co.              6. Tribune Company
    2. Hughes Electronics Corporation*      7. Raytheon Company
    3. Illinois Tool Works Inc.             8. AT&T Corporation
    4. Abbott Laboratories                  9. Franklin Resources, Inc.
    5. Clear Channel Communications, Inc.* 10. General Dynamics Corporation

*non-income producing securities


See notes to the financial statements.

The Torray Fund

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2001 (unaudited)

--------------------------------------------------------------------------------

   ASSETS
     Investments in securities at value
      (amortized cost $1,551,343,356)                 $1,727,399,238
     Subscriptions receivable                                171,271
     Receivable for securities sold                        6,979,523
     Interest and dividends receivable                     1,206,864
     Prepaid insurance                                        36,515
                                                      --------------

     TOTAL ASSETS                                      1,735,793,411
                                                      --------------

   LIABILITIES
     Redemptions payable                                   2,962,523
     Accrued expenses and other liabilities                4,553,467
                                                      --------------
     TOTAL LIABILITIES                                     7,515,990
                                                      --------------

   NET ASSETS                                         $1,728,277,421
                                                      ==============
     Shares of beneficial interest ($1 stated value,
      45,426,160 shares outstanding, unlimited
      shares authorized)                              $   45,426,160
     Paid-in-capital in excess of par                  1,487,208,649
     Undistributed net realized gain                      19,586,730
     Net unrealized appreciation of investments          176,055,882
                                                      --------------

   NET ASSETS                                         $1,728,277,421
                                                      ==============

     Per Share                                        $        38.05
                                                      ==============


See notes to the financial statements.

The Torray Fund

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended June 30, 2001 (unaudited)

--------------------------------------------------------------------------------

   INVESTMENT INCOME
     Dividend income                                         $ 12,627,025
     Interest income                                              456,779
                                                             ------------
     Total income                                              13,083,804
                                                             ------------
   EXPENSES
     Management fees                                         $  8,933,520
     Transfer agent fees & expenses                               256,438
     Printing, postage & mailing                                   78,411
     Custodian's fees                                              56,712
     Registration & filing fees                                    41,256
     Legal fees                                                    27,124
     Trustees' fees                                                25,644
     Insurance                                                     25,572
     Audit fees                                                    13,808
                                                             ------------
     Total expenses                                             9,458,485
                                                             ------------
   NET INVESTMENT INCOME                                        3,625,319
                                                             ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
     Net realized gain on investments                          19,682,998
     Net change in unrealized appreciation
      (depreciation) on investments                           (46,288,475)
                                                             ------------
     Net realized and unrealized gain (loss) on investments   (26,605,477)
                                                             ------------
   NET DECREASE IN NET ASSETS
    FROM OPERATIONS                                          $(22,980,158)
                                                             ============

See notes to the financial statements.

The Torray Fund

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the periods indicated:

--------------------------------------------------------------------------------

                                                  Six months
                                                ended 6/30/01     Year ended
                                                 (unaudited)       12/31/00
                                                --------------  --------------
   Increase (Decrease) in Net Assets from
    Operations:
     Net investment income                      $    3,625,319  $   11,954,901
     Net realized gain on investments               19,682,998     157,526,314
     Net change in unrealized appreciation
      (depreciation) on investments                (46,288,475)   (236,433,606)
                                                --------------  --------------
      Net decrease in net assets
       from operations                             (22,980,158)    (66,952,391)
                                                --------------  --------------
   Distributions to Shareholders from:
     Net investment income ($0.096 and
      $0.253 per share, respectively)               (4,179,335)    (11,400,886)
     Net realized gains ($1.135 and $2.802 per
      share, respectively)                         (50,246,575)   (124,950,603)
                                                --------------  --------------
      Total distributions                          (54,425,910)   (136,351,489)
                                                --------------  --------------
   Shares of Beneficial Interest
     Increase (decrease) from share
      transactions                                 (15,288,499)    128,737,987
                                                --------------  --------------
      Total decrease                               (92,694,567)    (74,565,893)
   Net assets -- beginning of period             1,820,971,988   1,895,537,881
                                                --------------  --------------
   Net assets -- end of period (including
    undistributed net investment income of
    ($0 and $554,015, respectively)             $1,728,277,421  $1,820,971,988
                                                ==============  ==============


See notes to the financial statements.

The Torray Fund

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding for:

--------------------------------------------------------------------------------
PER SHARE DATA

                          Six months
                             ended                   Years ended December 31
                            6/30/01     -------------------------------------------------------
                          (unaudited)      2000         1999        1998       1997      1996
                          -----------   ----------   ----------  ----------  --------  --------
Net Asset Value,
 Beginning of Period      $   39.790    $   44.310   $   36.480  $   33.850  $ 25.220  $ 20.110
                          ----------    ----------   ----------  ----------  --------  --------
  Income from investment
   operations
  Net investment income        0.082         0.265        0.073       0.139     0.130     0.186
  Net gains (losses) on
   securities (both
   realized
   and unrealized)            (0.591)       (1.730)       8.616       2.630     9.206     5.642
                          ----------    ----------   ----------  ----------  --------  --------
  Total from investment
   operations                 (0.509)       (1.465)       8.689       2.769     9.336     5.828
                          ----------    ----------   ----------  ----------  --------  --------
  Less: distributions
  Dividends (from net
   investment income)         (0.096)       (0.253)      (0.073)     (0.139)   (0.130)   (0.187)
  Distributions (from
   capital gains)             (1.135)       (2.802)      (0.786)      0.000    (0.576)   (0.531)
                          ----------    ----------   ----------  ----------  --------  --------
  Total distributions         (1.231)       (3.055)      (0.859)     (0.139)   (0.706)   (0.718)
                          ----------    ----------   ----------  ----------  --------  --------
Net Asset Value,
 End of Period            $   38.050    $   39.790   $   44.310  $   36.480  $ 33.850  $ 25.220
                          ==========    ==========   ==========  ==========  ========  ========
TOTAL RETURN/1/                (1.26%)       (3.38%)      24.01%       8.20%    37.12%    29.09%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (000's omitted) $1,728,277    $1,820,972   $1,895,538  $1,458,854  $608,537  $116,593
  Ratio of expenses to
   average net assets           1.06%*        1.06%        1.07%       1.09%     1.13%     1.25%
  Ratio of net income to
   average net assets           0.41%*        0.64%        0.18%       0.42%     0.47%     0.87%
  Portfolio turnover rate       8.96%        45.44%       32.55%      25.96%    11.72%    20.95%

*  Annualized
/1/Past performance is not predictive of future performance.


See notes to the financial statements.

The Torray Fund

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2001 (unaudited)

-------------------------------------------------------------------------------
NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks. In order to accomplish these goals, the Fund in-tends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund's investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

   The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

   Securities Valuation Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

   Securities Transactions and Investment Income Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend in-come is recorded on the ex-dividend date and interest income, including amor-tization of discount on short-term investments, is recorded on the accrual ba-sis.

   Federal Income Taxes The Fund intends to continue to comply with the re-quirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net real-ized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

   Net Asset Value The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

The Torray Fund

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2001 (unaudited)

-------------------------------------------------------------------------------
   Use of Estimates In preparing financial statements in accordance with gen-erally accepted accounting principles, management is required to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting peri-od. Actual results could differ from those estimates.

NOTE 2 -- MANAGEMENT CONTRACT

   Pursuant to the Management Contract, The Torray Corporation provides in-vestment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the six months ended June 30, 2001, The Torray Fund paid management fees of $8,933,520 (1% of assets).

   Excluding the management fee, other expenses incurred by the Fund during the six months ended June 30, 2001, totaled $524,965. These expenses include all costs associated with the Fund's operations including transfer agent fees, Independent Trustees' fees ($10,000 per annum and $1,000 for each Board meet-ing attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodians, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of print-ing and mailing prospectuses, proxy statements and proxies to existing share-holders, and other miscellaneous expenses.

   Certain officers and Trustees of the Fund are also officers and/or share-holders of The Torray Corporation.

NOTE 3 -- PORTFOLIO SECURITIES

   Purchases and sales of investment securities, other than short-term invest-ments, for the six months ended June 30, 2001, aggregated $160,133,555 and $181,357,164, respectively. Net unrealized appreciation of investments at June 30, 2001, includes aggregate unrealized gains of $286,733,395 and unrealized losses of $110,677,513.

The Torray Fund

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2001 (unaudited)

-------------------------------------------------------------------------------
NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

   Transactions in shares of beneficial interest were as follows:

                         Six Months                    Year
                           Ended                       Ended
                          6/30/01                    12/31/00
                  -------------------------  --------------------------
                    Shares       Amount        Shares        Amount
                  ----------  -------------  -----------  -------------
Shares issued      3,156,118  $ 127,993,762   13,275,165  $ 560,032,086
Reinvestments of
 dividends and
 distributions     1,368,544     51,889,772    3,207,859    130,647,175
Shares redeemed   (4,858,335)  (195,172,033) (13,502,134)  (561,941,274)
                  ----------  -------------  -----------  -------------
                   (333,673)  ($ 15,288,499)   2,980,890  $ 128,737,987
                  ==========  =============  ===========  =============

   Officers, Trustees and affiliated persons of The Torray Fund and their fam-ilies directly or indirectly control 1,018,712 shares or 2.24% of the Fund.

                                    TRUSTEES
--------------------------------------------------------------------------------
                                 Bruce C. Ellis
                                 William M Lane
                                Robert P. Moltz
                                Roy A. Schotland
                                Wayne H. Shaner

                               INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                             The Torray Corporation

                                    OFFICERS

                          Robert E. Torray, President
                         Douglas C. Eby, Vice President
                         William M Lane, Vice President

                                 TRANSFER AGENT
--------------------------------------------------------------------------------
                           PFPC Global Fund Services
                              211 South Gulph Road
                    King of Prussia, Pennsylvania 19406-0903

                                 LEGAL COUNSEL
--------------------------------------------------------------------------------
                                    Dechert
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

 This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


                                      The
                                     TORRAY
                                      FUND

                               SEMI-ANNUAL REPORT

                                 June 30, 2001

                                The Torray Fund
                                   Suite 450
                              6610 Rockledge Drive
                            Bethesda, Maryland 20817
                                 (301) 493-4600
                                 1-800-443-3036